UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

Bantec, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-55789	30-0967943
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

195 Paterson Avenue, Little Falls, NJ 07424

(address of principal executive offices) (zip code)

(203) 220-2296

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BANT	OTC

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On July 1, 2022, Bantec, Inc. (the “Company”) entered into separate Securities Purchase Agreements with Trillium Partners, LP (“Trillium”) and with JP Carey Limited Partners, LP (“JPC”).

Under the terms of each SPA, Trillium and JPC each agreed to purchase of 224,000 shares of the Company’s Series B Preferred Stock, and a Warrant for the purchase of 1,120,000,000 shares of Common Stock, for which Trillium and JPC each agreed to pay the Company $200,000.

The Certificate of Designation for the Series B Preferred Stock authorizes a total of 1,000,000 shares of Series B Preferred Stock, with no voting rights, each share of which is convertible, after 180 days, into the Company’s Common Stock at the lower of the fixed conversion price of $0.0002 or 50% of the lowest trading price for the prior 20 trading days, under the condition that each Holder thereof cannot own greater than 9.99% of the total issued and outstanding shares of Common Stock at any one time. The Series B Preferred Stock also pays an annual 12% dividend of the Stated Value of $1.00, payable solely upon redemption, liquidation or conversion.

The Warrants are exercisable at $0.0002 for a term of 7 years, permit the Holder thereof to elect a cashless exercise, are subject to adjustment according to certain anti-dilution provisions, and carry no voting rights

The Company received funding under the July 1, 2022 SPAs on July 19, 2022.

The foregoing is a summary of the terms of the July 1, 2022 SPAs, and is qualified in its entirety by the July 1, 2022 SPA, Warrant, and Certificate of Designation for Series B Preferred Stock attached hereto and incorporated herein as Exhibit 10.1.

Item 3.02. Sale of Unregistered Securities,

On July 19, 2022, the Company received a total of $400,000, half from Trillium and half from JPC, for their purchases totaling, in the aggregate, 448,000 shares of Series B Preferred Stock, and Warrants for the purchase of 2,240,000,000 shares of Common Stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits: The following exhibits are filed with this report:

Exhibit No.	Description
10.1	Certificate of Designation for Series B Preferred Stock, July 1, 2022 Stock Purchase Agreement, and Warrant
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2022	Bantec, Inc.

	By:	/s/ Michael Bannon
		Name:	Michael Bannon
		Title:	President and CEO

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